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                                                                    Exhibit 10.4

                         SLT REALTY LIMITED PARTNERSHIP
                       2231 East Camelback Road Suite 410
                             Phoenix, Arizona 85016

                             STARWOOD LODGING TRUST
                      2231 East Camelback Road Suite 410
                             Phoenix, Arizona 85016

                                  April 9,1997


VIA FACSIMILE

Prudential Property Investment Separate Account II
c/o Prudential Real Estate Investors
8 Campus Drive
Parsippany, NJ 07054
Attn: Gary L. Kauffman
(Fax 201 683-1790)
Attn: James P. Walker, Esq.
(Fax 201 683-1788)


Ladies and Gentlemen:

Pursuant to the terms of that certain Purchase Money Promissory Note, in the original amount of $97,500,000.00, by and between the undersigned and Prudential Property Investment Separate Account II, dated February 14, 1997, notice is hereby given under section 1. (c). that the undersigned hereby exercise their option to extend the maturity date of said note from April 15, 1997 to May 14, 1997.

                                  Very truly yours,

                                  SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By: STARWOOD LODGING TRUST, a Maryland real
                                      estate investment trust, its general
                                      partner


                                  By: /s/ Ronald Brown
                                      -----------------------------------------
                                      Ronald Brown, Senior Vice President and
                                      Chief Financial Officer


cc: Robert S. Insolia, Esq.
    (Fax 212 326-2061)